EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

Maywood Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Maywood Acquisition Corp. (the “Company”) as of February 14, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of February 14, 2025, in conformity with accounting principles generally accepted in the United States of America.

Going Concern Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company’s business plan is dependent on the completion of a business combination within a prescribed period of time and if not completed will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ Bush & Associates CPA LLC

We have served as the Company’s auditor since 2024.

Henderson, Nevada

February 21, 2025

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MAYWOOD ACQUISITION CORP

Balance Sheet

As of February 14, 2025

ASSETS
Cash and cash equivalent	624,396
Prepaid legal expenses	-
Cash held in trust account	86,250,000
Total assets	86,874,396

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	-
Related party payable	-
Accrued offering and formation costs	-
Total current liabilities	-
Sponsor loan	500,000
Deferred Underwriting Fee Payable	3,450,000
Total liabilities	3,950,000

Commitments and Contingencies (Note 6)
Ordinary shares subject to possible redemption (8,625,000 shares at a redemption value of $10.00 per share)	86,250,000

Shareholders' Equity:
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	-
Class A ordinary shares , $0.0001 par value; 500,000,000 shares authorized; none issued and outstanding
-
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 8,050,000 shares issued and outstanding (1)
805
Additional paid-in capital	24,195
Accumulated Deficit	(3,350,604)
Total stockholders' equity	(3,325,604)
Total Liabilities and Stockholders' Equity	86,874,396

(1) Includes an aggregate of up to 1,050,000 Class B shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 2).

The accompanying notes are an integral part of these financial statements.

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MAYWOOD ACQUISITION CORP

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND DESCRIPTION OF BUSINESS

Maywood Acquisition Corp. (the “Company”) is a newly organized blank check company incorporated as a Cayman Islands exempted company on May 31, 2024. The Company was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”).

The Company has not selected any target business and it has not, nor has anyone on its behalf, initiated any substantive discussions, directly or indirectly, with any target business regarding an initial business combination with the Company. The Company may pursue an initial business combination in any industry or geographic location that it determines is attractive and in the best interests of its shareholders.

As of February 14, 2025, the Company had not commenced any operations. All activity for the period from May 31, 2024 (inception) through February 14, 2025 relates to the Company’s formation and its initial public offering (“IPO”), which is described below. The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Proposed Public Offering. The Company has selected December 31 as its fiscal year end.

The registration statement for Maywood Acquisition Corp. (the “Company”) became effective on February 12, 2025. On February 14, 2025, the Company consummated the IPO of 8,625,000 units (“Units” and, with respect to the ordinary shares included in the Units being offered, the “Public Shares”), including 1,125,000 Units subject to the underwriters’ over-allotment option, generating gross proceeds of $86,250,000, which is described in Note 3. Simultaneously, the Company completed the sale of 265,625 Units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit in a private placement to Maywood Sponsor, LLC and the underwriters, generating gross proceeds of $2,656,250.

Transaction costs amounted to $5,974,093, consisting of $2,156,250 of cash underwriting fees, $3,450,000 of deferred underwriting commission and $367,789 of other offering costs. These costs were charged to additional paid-in capital or accumulated deficit to the extent additional paid-in capital is fully depleted upon completion of the IPO.

The Company will have 15 months from the closing of the IPO (or up to 18 months if a definitive agreement for a Business Combination is signed within 15 months but not consummated within such 15-month period) to complete a Business Combination. If the Company fails to complete a Business Combination within this period, it will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to pay taxes (less up to $100,000 of interest to pay liquidation and dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Trust Account

As of February 14, 2025, a total of $86,250,000 of the net proceeds from the IPO, including proceeds of the sale of the Private Placement Units, was deposited in a trust account (the “Trust Account”) and will be held as cash or in demand deposit accounts or invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a Business Combination and (ii) the distribution of the funds in the Trust Account to the Company’s shareholders, as described below.

Going Concern Consideration

As of February 14, 2025, the date of the IPO, the Company had $624,396 in its operating bank account, and working capital of $624,396. Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans in pursuit of a Business Combination.

In connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” management has determined that these conditions raise substantial doubt about the Company’s ability to continue as a going concern. In addition, if the Company is unable to complete a Business Combination within the Combination Period, the Company’s board of directors would proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company. There is no assurance that the Company’s plans to consummate a Business Combination will be successful within the Combination Period. As a result, management has determined that such additional condition also raise substantial doubt about the Company’s ability to continue as a going concern. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the rules and regulations of the SEC.

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MAYWOOD ACQUISITION CORP

NOTES TO FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, it is eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find the Company’s securities less attractive as a result, there may be a less active trading market for its securities and the prices of its securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. An “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standard used. The Company intends to take advantage of the benefits of this extended transition period.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had a cash balance of $624,396 and no cash equivalents as of February 14, 2025.

Cash held in Trust Account

As of February 14, 2025, the Company had $86,250,000 in cash held in the Trust Account.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. As of February 14, 2025, the Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations, and cash flows.

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MAYWOOD ACQUISITION CORP

NOTES TO FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Ordinary Shares Subject to Possible Redemption

The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Shares of conditionally redeemable ordinary shares (including ordinary shares that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as a component of stockholder’s equity. The Company’s Class A ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, upon completion of the Proposed Public Offering, the Class A ordinary shares will be presented at redemption value as temporary equity, outside of the stockholder’s equity section of the Company’s balance sheet.

The Class B ordinary shares are classified as a component of stockholder’s equity since they are not subject to possible redemption outside of the Company’s control.

Income Taxes

The Company accounts for income taxes under ASC 740, “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of February 14, 2025. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

The provision for income taxes was deemed to be de minimis for the period from May 31, 2024 (inception) through February 14, 2025.

Net Loss Per Common Share

Net loss per common share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period, excluding ordinary shares subject to forfeiture. At February 14, 2025, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted loss per common share is the same as basic loss per common share for the period presented.

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MAYWOOD ACQUISITION CORP

NOTES TO FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at February 14, 2025 and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value.

		Quoted	Significant	Significant
		Prices in	Other	Other
	As of	Active	Observable	Unobservable
	February 14,	Markets	Inputs	Inputs
	2025	(Level 1)	(Level 2)	(Level 3)
Assets:
Cash held in Trust Account	$86,250,000	$86,250,000	$—	$—

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3 – Initial PUBLIC OFFERING

Pursuant to the IPO, the Company sold 8,625,000 Units (including 1,125,000 Units subject to the underwriters’ over-allotment option) at a price of $10.00 per Unit, generating gross proceeds of $86,250,000. Each Unit consists of one Class A ordinary share and one right to receive one-fifth (1/5) of one Class A ordinary share upon the consummation of the Company's initial Business Combination. Five Public Rights will entitle the holder to receive one Class A ordinary share (see Note 7). The Company will not issue fractional shares, so unless a holder purchased Units in multiples of five, such holder will not be able to receive or trade the fractional shares underlying the rights.

As of February 14, 2025, ordinary shares subject to possible redemption reflected on the balance sheet are reconciled as follows:

As of February 14, 2025	Amount ($)
Gross Proceeds	$86,250,000
Less:
Offering costs allocated to Public Shares	($2,181,250)
Add:
Remeasurement of carrying value to redemption value	$2,181,250
Ordinary shares subject to possible redemption	$86,250,000

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MAYWOOD ACQUISITION CORP

NOTES TO FINANCIAL STATEMENTS

NOTE 4 – PRIVATE PLACEMENT

The Sponsor and underwriters purchased an aggregate of 265,625 Private Placement Units at a price of $10.00 per Unit, for a total purchase price of $2,656,250, in a private placement that occurred simultaneously with the closing of the IPO.

Each Private Placement Unit consists of one Class A ordinary share and one right to receive one-fifth (1/5) of one Class A ordinary share upon the consummation of a Business Combination.

The Private Placement Units are identical to the Units sold in the IPO, except that they are subject to certain transfer restrictions and the holders have been granted certain registration rights. A portion of the proceeds from the sale of the Private Placement Units was added to the IPO proceeds and deposited into the Trust Account.

If the Company does not complete a Business Combination within the Combination Period (15 months from the closing of the IPO, or up to 18 months if extended as described above), the proceeds from the sale of the Private Placement Units will be used to fund the redemption of the Public Shares (subject to applicable law), and the securities included in the Private Placement Units will be worthless.

NOTE 5 – RELATED PARTY TRANSACTIONS

Founder Shares

On June 1, 2024, the Company approved the acquisition by the Sponsor of an aggregate of 8,050,000 Class B ordinary shares of the Company (the “Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.003 per share. On December 19, 2024, the Sponsor forfeited 5,031,250  Founder Shares for no consideration, resulting in 3,018,750 Founder Shares outstanding. Additionally, up to 393,750 Founder Shares were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was not exercised. Since the underwriters fully exercised the over-allotment option, no Founder Shares were forfeited, and the total Founder Shares outstanding remain at 3,018,750.

Administrative Services Agreement

In connection with the IPO, the Company entered into an agreement to pay the Sponsor a total of up to $1,667 per month for business and administrative support services. Upon completion of the Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.

Promissory Note — Related Party

On June 1, 2024, the Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Proposed Public Offering pursuant to a promissory note (the “Note”). The Note was non-interest bearing and was payable on December 31, 2024 or upon consummation of the IPO. As of February 14, 2025, the Company had not drawn any funds under the Note, and the full amount remained unused and expired.

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MAYWOOD ACQUISITION CORP

NOTES TO FINANCIAL STATEMENTS

NOTE 6 – COMMITMENTS AND CONTINGENCIES

Registration Rights

The holders of the Founder Shares, Private Placement Units (including the securities contained therein), and any securities that may be issued upon conversion of Working Capital Loans (if any) will be entitled to registration rights pursuant to a registration rights agreement that was executed in connection with the IPO. This agreement requires the Company to register such securities for resale.

The holders of these securities are entitled to make up to three demands, excluding short-form demands, to register such securities. In addition, these holders will have certain "piggy-back" registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. Notwithstanding anything to the contrary, the underwriters may only make a demand on one occasion and only during the five-year period beginning on February 12, 2025. In addition, the underwriters may participate in a “piggy-back” registration only during the seven-year period beginning on February 12, 2025. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 1,125,000 additional Units at the IPO price, less underwriting discounts and commissions, to cover over-allotments, if any. The underwriters fully exercised this option, bringing the total number of Units sold in the IPO to 8,625,000 Units.

The underwriters were entitled to a cash underwriting discount of $0.25 per Unit, or $2,156,250 in total, payable upon the closing of the IPO.

In addition, the underwriters are entitled to a deferred underwriting commission of $0.40 per Unit, or $3,450,000 in total. The deferred underwriting commission will be payable solely from amounts remaining in the Trust Account following properly submitted shareholder redemptions, less any funds required to be repaid by the combined company to non-redeeming shareholders upon consummation of the initial Business Combination. The deferred fee will be paid to the underwriters only if the Company successfully completes a Business Combination, subject to the terms of the underwriting agreement.

NOTE 7 – STOCKHOLDER’S EQUITY

Preferred Shares — The Company is authorized to issue up to 5,000,000 preferred shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At February 14, 2025, there were no shares of preferred stock issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue up to 500,000,000 Class A ordinary shares, par value $0.0001 per share. Holders of the Company’s Class A ordinary shares are entitled to one vote per share. At February 14, 2025, there were 8,625,000 Class A ordinary shares issued and outstanding included within the Units sold in the IPO and 256,625 Class A ordinary shares issued and outstanding included within the Private Placement Units. The Company’s Class A ordinary shares issued in the IPO are considered conditionally redeemable shares and will be classified as temporary equity in accordance with ASC 480.

Class B Ordinary Shares — The Company is authorized to issue up to 50,000,000 Class B ordinary shares, par value $0.0001 per share. Holders of the Company’s Class B ordinary shares are entitled to one vote per share.

Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all matters submitted to a vote of stockholders, except as required by law; provided that prior to the closing of a Business Combination, only holders of Class B ordinary shares have the right to vote on the appointment or removal of directors and on continuing the Company in a jurisdiction outside the Cayman Islands.

On June 1, 2024, the Sponsor purchased 8,050,000 Founder Shares for an aggregate purchase price of $25,000. On December 19, 2024, the Sponsor forfeited 5,031,250 Founder Shares for no consideration, leaving 3,018,750.

The Founder Shares will automatically convert into Class A ordinary shares upon the consummation of a Business Combination, or earlier at the option of the holder, on a one-for-one basis, subject to certain anti-dilution adjustments.

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MAYWOOD ACQUISITION CORP

NOTES TO FINANCIAL STATEMENTS

NOTE 7 – STOCKHOLDER’S EQUITY (CONTINUED)

Rights — Each Unit issued in the IPO includes one right, entitling the holder to receive one-fifth (1/5) of one Class A ordinary share upon the consummation of a Business Combination. Rights will convert only upon the completion of a Business Combination and will expire worthless if the Company fails to consummate a Business Combination within the required timeframe. Holders of rights may not receive fractional shares. Instead, rights must be held in multiples of five to receive a whole Class A ordinary share, and any rights not sufficient to form a full share will expire worthless.

The rights are classified as equity in accordance with ASC 815, as they are indexed to the Company’s own stock and do not require cash settlement. The fair value of the rights is included in the allocation of proceeds from the Units issued in the IPO.

NOTE 8 – SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statement was issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statement.

F-9